GOODWILL	12 Months Ended
Dec. 31, 2013
GOODWILL [Text Block]

5.       GOODWILL

Goodwill by segment as at December 31, 2013 and 2012 is as follows:

Foreign

		Exchange
	December 31,	rate	December 31,
	2012	adjustment	2013
IT	$24,459,797	$86,193	$24,545,990
DT	3,162,693	11,186	3,173,879
Total	$27,622,490	$97,379	$27,719,869

In accordance with FASB ASC Topic 350, management reviews goodwill impairment annually or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Management used the discounted cash flow method to estimate the fair value of its reporting units. Determining the fair value of a reporting unit involves the use of significant estimates and assumptions, such as revenue growth rate, gross profit rate, and discount rate.

Due to the Chinese government's implementation of its macroeconomic tightening policies, our revenue decreased significantly during the fiscal year ended December 31, 2012 form 2011. As a result, we performed the goodwill impairment test during the second and fourth quarters of 2012.

Based on the impairment test performed in 2012, step one of the test results indicated that the carrying amount of the DT segment exceeded its fair value, and therefore an impairment of goodwill was probable. Management then determined the implied fair value of goodwill for the DT and IT segments. As a result, the Company recognized a goodwill impairment loss of $26.83 million in the DT segment in 2012.

Based on the above calculation in the cash flow models, step one of the test results indicated that the fair value of the reporting units exceeded their carrying value. Accordingly, no impairment loss was charged against earnings during the year ended 2013.